SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

February 1, 2002 (January 31, 2002)

PHYCOR, INC.

(Exact name of registrant as specified in its charter)

Tennessee	0-19786	62-13344801

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

30 Burton Hills Boulevard
Suite 400
Nashville, Tennessee 37215

(Address of principal executive offices) (Zip Code)

(615) 665-9066

(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Item 5.  Other Events

     The information set forth in the press release issued by PhyCor, Inc., attached hereto as Exhibit 99, is incorporated herein by reference.

Item  7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits.

99	Form of press release issued January 31, 2002

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHYCOR, INC.

	By:	/s/ Tarpley B. Jones Tarpley B. Jones Chief Executive Officer and President

Date: January 31, 2002

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EXHIBIT INDEX

Exhibit
Number		Description of Exhibits

99	—	Form of press release issued January 31, 2002

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